[TO BE RATIFIED BEFORE A NOTARY PUBLIC]

AMENDMENT AGREEMENT ENTERED INTO ON JUNE 1, 2001, TO THE PROMISSORY NOTES PLEDGE AGREEMENT ("AGREEMENT"), DATED NOVEMBER 23, 1999 BY AND AMONG CR RESORTS CANCUN,
S. DE R.L. DE C.V. , CR RESORTS LOS CABOS, S. DE R.L. DE C.V., CR RESORTS PUERTO VALLARTA, S. DE R.L. DE C.V., CR RESORTS CABOS TIMESHARE TRUST, S. DE R.L. DE C.V., CR RESORTS CANCUN TIMESHARE TRUST, S. DE R.L. DE C.V., CR RESORTS PUERTO VALLARTA TIMESHARE TRUST, S. DE R.L. DE C.V., (COLLECTIVELY THE "PLEDGORS") AND TEXTRON FINANCIAL CORPORATION (THE "PLEDGEE").

                                 R E C I T A L S

     I.   The representatives of the Pledgors hereby declare as follows:

     A. The Pledgors are companies duly organized and existing under the laws of the United Mexican States ("Mexico"), and have all the necessary authorizations, corporate, governmental or otherwise to enter into this Agreement in their capacity as Pledgors.

     B. The Pledgors have the necessary authority for the execution and delivery hereof and performance hereunder in accordance with its organizational documents.

     C. On November 23, 1999 the Pledgors and Corporacion Mexitur, S. de R.L. de C.V. ("Mexitur"), in their capacity of Borrowers, entered into that certain the Loan and Security Agreement (the "Textron Loan Agreement") with Textron Financial Corporation as Lender and Raintree Resorts International, Inc. as Guarantor, for the making of loans not to exceed an outstanding balance of US$10,000,000.00 (Ten million dollars 00/100) (the "First Loan").

     D. On November 23, 1999 the original Pledgors and the Pledgee entered into a Promissory Notes Pledge Agreement (the "Promissory Notes Pledge Agreement ") pursuant to which Pledgors have pledged in favor of Pledgee the promissory notes described in Exhibit "A" (the "Original Notes"), which Original Notes document the payment obligations of the Pledgors as obligors under certain agreements for the rendering of time-share services (the "Original Interval Contracts").

     E. The Pledgors, Raintree Resorts International Inc., (the "Guarantor"), and the Pledgee are parties to that certain Loan Agreement and to that certain Loan Modification Agreement dated as of November 20, 2000 (the "First Modification Agreement"), pursuant to which Pledgee agreed to make a loan to Borrower in the maximum principal amount at any time of US$13,000,000.00 (Thirteen Million Dollars 00/100), as amended (the "Loan") to be guaranteed by the Guarantor, all pursuant to the terms, provisions, and conditions set forth in the Loan Agreement, the First Modification Agreement, and the other Textron Loan Documents, as such term is defined in the Textron Loan Agreement; and

     G. On December 29, 2000 the Pledgors, Mexitur, Promotora Villa Vera, S. de R.L. de C.V. and Villa Vera Resort, S. de R.L. de C.V., in their capacity of Borrowers, entered into that certain Second Loan Modification Agreement to the Loan Agreement (the "Second Modification Agreement") pursuant to which Pledgee agreed to extend to the Borrowers the maximum principal amount of the Loan at any time to US$18,000,000.00 (Eighteen Million Dollars 00/100) to be guaranteed by the Guarantor, all pursuant to the terms, provisions, and conditions set forth in the Textron Loan Agreement, the First Modification Agreement, and the Second Modification Agreement (together the "Loan Agreement") and the other Loan Documents, as such term is defined in the Loan Agreement;


     H. Neither the execution and delivery by the Pledgors of this Agreement nor the performance of their obligations hereunder, will contravene or conflict with, or result in a breach or violation of applicable law, their organization documents, the FINOVA Loan Agreement, the Indenture or the Mirror Notes (as such terms are defined in the Loan Agreement).

     I.   Pledgors  obligations  hereunder  constitute  their  valid and binding
          obligations   enforceable   against  them  jointly  and  severally  in
          accordance with their terms.

     J. The representatives of the Pledgors have all necessary powers and authority to execute this Agreement, which powers and authority have not been revoked, limited or otherwise modified.

     K. The New Existing Notes (as defined herein-below) are free and clear of all encumbrances and limitations of ownership whatsoever, Pledgors are in compliance of all of their respective obligations under the New Interval Contracts (as defined herein-below) and have the authority to encumber the New Existing Notes (as defined herein-below) as provided for herein.

     II. The representatives of the Pledgee and the Pledgors declare that, in compliance with the terms of the Loan Agreement and in order to secure the Obligations (the "Secured Obligations"), Pledgors wish to hereby create in favor of Pledgee a first priority security interest in the New Existing Notes and to agree to create a first priority security interest in the Future Notes as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as set forth below.

                                  C L A U S E S

     ONE. Terms and Principles of Construction. (a) Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Promissory Note Pledge Agreement, or the Loan Agreement.

          (b) The following Principles of Construction shall apply for purposes of this Agreement.

               (i) The meanings set forth for defined terms in this Clause or elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.

               (ii) Unless otherwise specified, all references in this Agreement to Clauses, Exhibits and paragraphs are to Clauses, Exhibits and paragraphs in or to this Agreement.

               (iii) The headings of the Clauses in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

               (iv) Any reference herein to any Person, whether identified under such term or otherwise, shall be construed to include such Person's successors and permitted assigns.

               (v) Any reference to any agreement, contract or document herein shall be construed to include such agreement, contract or document as the same may be amended, supplemented, restated or otherwise modified from time to time.

     TWO. New Existing Notes.

          (a) Pursuant to the Second Modification Agreement whereunder Pledgee agreed to extend to the Pledgors the maximum principal amount of the Loan at any time up to US$18,000,000.00 (Eighteen Million Dollars 00/100) to be guaranteed by the Guarantor, all pursuant to the terms of the Loan Agreement, as amended by the First Modification Agreement and Second Modification Agreement and the other Loan Documents, and in order to jointly and severally secure the full and punctual payment and performance of the Secured Obligations, the Pledgors hereby endorse in pledge in favor of the Pledgee and grant to the Pledgee a first priority lien on and security interest over the New Existing Notes (the "New Existing Notes") as described in Exhibit "B" hereto, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto.

          (b) The pledge hereby created is granted as security only and shall not subject the Pledgee to, or transfer or in any way affect or modify, any obligation or liability of Pledgors with respect to any of the New Existing Notes or the New Existing Interval Contracts (the "New Existing Interval Contracts") to which they relate and described in Exhibit "B" hereto, or except as otherwise provided in this Agreement or to the Pledge Note Agreement, or any transaction in connection therewith.

          (c) The Pledgors hereby endorse in pledge and deliver to the Pledgee the New Existing Notes as listed in Exhibit "B", and the Pledgee hereby takes delivery and acknowledges receipt of, the New Existing Notes, in terms and for all purposes provided for by Article 334 section II of the of the General Law of Credit Instruments and Transactions of Mexico. In addition, within 60 (sixty) days following the date hereof the Pledgors shall deliver to the Pledgee copy of the notice as to the creation of the pledge sent to each obligor under the New Existing Notes, substantially in the form attached hereto as Exhibit "C" (the "Notice"). Failure by the Pledgors to deliver such Notice to the Pledgee with the acknowledgement by each obligor within the 60 (sixty) day period mentioned above shall cause those New Existing Notes to which the Notice and the acknowledgement where not obtained shall not be considered Eligible Notes Receivables (as such term is defined in the Loan Agreements) and shall be replaced as provided in the Loan Agreement unless the respective obligor under any of the New Existing Notes has made one or more payment thereunder into the lockbox account referred to in the Notice.

          (d) The Pledgors are the legal holders of the New Existing Notes and have the unqualified right to pledge and grant a security interest therein as provided in the Promissory Note Pledge Agreement, without the consent of any other person or entity which has not been obtained; they will be the legal holders of the Future Notes, and shall have the unqualified right to pledge and grant a security interest therein as provided in the Promissory Note Pledge Agreement without the consent of any other person or entity (other than the Acknowledgement to be obtained from each Obligor thereunder which has been obtained or will be obtained, as the case may be);

     THREE. Interpretation

     Except as otherwise provided herein, the pledge hereby created by the Pledgors in favor of Pledgee shall be regulated by the provisions of the Promissory Notes Pledge Agreement as amended by the First Modification to the Promissory Pledge Agreement and this Second amendment

     FOUR. Assignability.

     This Agreement shall be binding upon and inure to the benefit of each of the Pledgors and the Pledgee and their respective successors. The Pledgors may not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee. The Pledgee shall have the right to assign its rights hereunder pursuant to that provided under the Loan Agreement. Due to the ancillary nature of this Agreement, the parties hereto expressly agree that the pledge interest granted herein shall be automatically transferred upon endorsement or assignment of the New Existing Notes.

     FIVE. Novation.

     Neither the execution hereof nor the pledge hereunder constitutes a novation, amendment, payment, satisfaction or extinction of the Pledgors Obligations. For all purposes hereof, the Pledgors acknowledge that the Pledge Agreement is and will continue to be, as of the date of the hereof, a valid and perfected security interest in the Existing Notes and the New Existing Notes.

     SIX. Amendments.

     No amendment, modification, termination, or waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by the Pledgee and the Pledgors.

     Any reference made to the New Existing Notes in this Agreement, the Loan Agreement or the Promissory Notes Pledge Agreement shall include and be understood as the Existing Notes from the Pledgors and the New Existing Notes endorsed under this Agreement and listed in Exhibit "B" hereto.

     IN WITNESS WHEREOF, the parties hereto have themselves executed or caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

The Pledgors                                                 The Pledgee

CR Resorts Cancun,                                 Textron Financial Corporation
S. de R.L. de C.V.


By: /S/ Brian R. Tucker                         By:
   --------------------                            ----------------
Name: Brian R. Tcuker                           Name:
     -------------------                           ----------------
Title: Attorney-in-fact                         Title:
       ----------------                            ----------------


CR Resorts Los Cabos,
S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

CR Resorts Puerto Vallarta,
S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

CR Resorts Cancun Timeshare
Trust, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

CR Resorts Los Cabos Timeshare
Trust, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

CR Resorts Puerto Vallarta Timeshare
Trust, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------


Acknowledged and Agree

Corporacion Mexitur, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

Promotora Villa Vera, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

Villa Vera Resort, S. de R.L. de C.V.

By: /S/ Brian R. Tucker
    --------------------
Name: Brian R. Tucker
      ---------------
Title: Attorney-in-fact
       ----------------

                                                                 EXHIBIT "A"

                         LIST OF ORIGINAL EXISTING NOTES


                                   DESCRIPTION



                        [TO BE PROVIDED BY THE PLEDGORS]

                                                                    EXHIBIT "B"

                         LIST OF THE NEW EXISTING NOTES

                                   DESCRIPTION

                        [TO BE PROVIDED BY THE PLEDGORS]

                                                                   [EXHIBIT "C"

                        MEMBER NOTICE AND ACKNOWLEDGEMENT


                                                                Date:


Mr. _______________
    _______________






Dear Club Regina Member:

                  Pursuant to our recently established credit relationship with Textron Financial Corporation, we are required to give you the following notice with respect to your vacation ownership loan from Club Regina Resorts. Please note that none of your rights and privileges as a Club Regina member have changed. All of the services, amenities and wonderful vacation experiences you have come to expect from Club Regina will continue under the same conditions at the time you purchased your Club Regina membership. The notice is as follows:

          In connection with that certain Contract of Purchase-Sale of Membership (the "Interval Contract") and related Promissory Note (the "Promissory Note") dated (Date) executed by you in favor of [name of CR Operating Entity], S. de R.L. de C.V. ("CR"), please be advised that (i) all rights of CR's derived from such Interval Contract have been assigned and placed in a Payment Source and Administration Trust (the "Trust") with BankBoston Mexico, S.A. as trustee (the "Trustee"), and (ii) all collection rights under such Promissory Note have been pledged in favor of Textron Financial Corporation (the "Pledgee"), by means of Pledge Agreement and endorsement dated November 23, 1999 (the "Pledge"), as security under that certain Loan and Security Agreement dated as of November 23, 1999 (the "Loan Agreement").

          All collection rights derived from the Promissory Note and the Interval Contract shall be exercised by the Pledgee and, until further notice is provided to you either by the Pledgee or the Trustee, all of your payments under the Promissory Note and the Interval Contract shall be made in accordance with the accompanying invoice or the present method of payment. Payment by you of one or more monthly installments payable under the Promissory Note and Interval Contract shall be deemed as your acknowledgement of the creation of the Pledge and transfer in Trust mentioned in the preceding paragraph.

          In addition, upon notice sent to you by the Trustee, all other rights of CR under the Interval Contract, shall be exercised exclusively by the Trustee; provided, however, that CR's obligations under the Interval Contract shall remain the responsibility of CR.

          As indicated above your payment of one or more monthly installments will indicate your acknowledgement of this notice. However, for our records, would you please sign your acknowledgement in the space reserved for such purposes below, and return this letter in the pre-addressed envelope provided.

                                            Sincerely,


                                            (name of CR Entity)
                                            By:


I hereby acknowledge receipt of this communication:

_______________________

Name:
Date:
Place of signature: